Exhibit 99.1

Gladstone Capital Reports Second Quarter 2005 Results
of $0.37 per Diluted Common Share

          MCLEAN, Va., May 9 /PRNewswire-FirstCall/ -- Gladstone Capital Corp. (Nasdaq: GLAD) (the “Company”) today announced earnings for the second fiscal quarter and six months ended March 31, 2005.  Net Increase in Stockholders’ Equity Resulting from Operations was $4,275,378, or $0.37 per diluted weighted average common share for the second quarter ended March 31, 2005.  This represents a $1,446,795 or $0.10 per diluted common share increase from $2,828,583, or $0.27 per diluted weighted average common share for the quarter ended March 31, 2004.  Net Increase in Stockholders’ Equity Resulting from Operations was $9,220,326, or $0.79 per diluted weighted average common share for the six months ended March 31, 2005.  This represents a $5,010,669 or $0.38 per diluted common share increase from $4,209,657, or $0.41 per diluted weighted average common share for the six months ended March 31, 2004. Unless otherwise noted, per share amounts presented in this earnings release are on a diluted basis and are based on weighted average common equivalent shares outstanding.

          Total assets were $213,753,998 at March 31, 2005, as compared to $215,333,727 at September 30, 2004.  Net asset value was $154,141,310, or $13.64 per actual common share outstanding, at March 31, 2005 as compared to $152,226,655, or $13.50 per actual common share outstanding, at September 30, 2004.

          Net Investment Income for the quarter ended March 31, 2005 was $4,431,258, or $0.38 per share, compared to the quarter ended March 31, 2004 of $3,126,625, or $0.30 per share.  This shows a 42% increase, or a 27% increase on a per share basis, over the same period of the prior year.  Net Investment Income for the six months ended March 31, 2005 was $9,108,662, or $0.78 per share, compared to the six months ended March 31, 2004 of $6,065,261, or $0.59 per share.  This shows a 50% increase, or a 32% increase on a per share basis, over the same period of the prior year.

          During the quarter ended March 31, 2005, the Company recorded $44.5 million of new loans to 10 companies, sold one investment for a gain of $20,000 and received principal repayments of $33.9 million, which included scheduled principal repayments, the sale of the investment, and the full repayment of four investments.  During the six months ended March 31, 2005, the Company recorded $91.5 million of new loans to 14 companies, sold two investments for a cumulative gain of $29,750, and received principal repayments of $59.8 million, which included scheduled principal repayments, the sale of the investments, as well as the full repayment of seven investments.  Along with principal repayments ahead of contractual maturity, prepayment penalties of $553,000 and $793,000 were remitted to the Company during the three and six months ended March 31, 2005, respectively.  The Company also received $1.2 million of success fees during the six months ended March 31, 2005 in connection with the repayment of one investment.

          During the quarter ended March 31, 2005, the Company recorded a management fee expense of $390,007, after the credit for loan serving fees of $585,542 but prior to the credit for other fees of $450,000 as received by Gladstone Management from the Company’s portfolio companies, for a net management fee credit of $59,993. The management fee for the six months ended March 31, 2005 is derived by summing the past two quarters’ fees for a management fee expense of $717,309, after the credit for loan servicing fees of $1,116,494 but prior to the credit for other fees of $736,500 as received by Gladstone Management from the Company’s portfolio companies for a net management fee credit of $19,191.

          The Company also sold one investment for a gain of $20,000 during the three months ended March 31, 2005 as compared to one investment sold for a gain of $12,500 during the three months ended March 31, 2004.  The Company sold two investments during the six months ended March 31, 2005 for a gain of $29,750 as compared to the six months ended March 31, 2004 during which the Company sold one investment for a gain of $12,500.

          The Company also recorded net unrealized depreciation on its investments of $191,728 for the three months ended March 31, 2005 as compared to net unrealized depreciation of $305,475 for the three months ended March 31, 2004. For the six months ended March 31, 2005, the Company recorded net unrealized appreciation on its investments of $90,877 as compared to net unrealized depreciation on investments of $1,863,037 for the six months ended March 31, 2004.

          At March 31, 2005, the Company had investments in debt securities in 22 private companies having a cost balance of $181.1 million and a fair value of $178.4 million.

          Subsequent to March 31, 2005, the Company entered into two new investments, and purchased an additional investment in one existing loan for a total of $16.3 million, and one portfolio company has also remitted approximately $397,000 of principal repayments ahead of scheduled payment dates.

          “The quarter ended March 31, 2005 was a good one in terms of loan production, however we also experienced several early repayments.  Our portfolio of loans continues to perform well and as of March 31, 2005 no borrowers have missed any of their payments.  The growth of our portfolio and the performance of our investments have continued to permit us to pay a growing dividend to our stockholders.  We were pleased to increase the monthly cash dividend and our team continues to stay focused on meeting our commitment to stockholders by growing the dividend in the future,” commented a spokesperson for the Company.

          The financial statements below are without footnotes. We have filed a Form 10-Q for the quarter ended March 31, 2005 with the Securities and Exchange Commission (the “SEC”) and that form can be retrieved from the SEC website at http://www.SEC.gov or from the Company’s web site at http://www.GladstoneCapital.com. A paper copy can be obtained by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

          The Company will hold a conference call Tuesday, May 10, 2005, at 9:30am EDT.  Please call 866-814-1918 and use the ID code 694148 to enter the conference.  An operator will monitor the call and set a queue for the questions.  The replay will be available for approximately 30 days.  To hear the replay, please dial 888-266-2081 and use the ID code 694148 to listen to the call.

          For further information contact Harry Brill, CFO at 703-287-5850.

          This press release may include statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company.  Words such as “should,”  “believes,” “feel,” “expects,” “projects,” “goals,” and “future” or similar expressions are intended to identify forward- looking statements.  These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company’s current plans that are believed to be reasonable as of the date of this press release.  Factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption “Risk factors” of the Company’s Form 10-K for the Fiscal Year Ended September 30, 2004, as filed with the Securities and Exchange Commission on December 14, 2004.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED BALANCE SHEETS (Unaudited)

	March 31, 2005	September 30, 2004

ASSETS
Investments at fair value (Cost 3/31/2005: $181,100,807; 9/30/2004: $149,189,306)	$178,448,617	$146,446,240
Cash and cash equivalents	19,174,183	15,969,890
Cash and cash equivalents pledged to creditors	—	49,984,950
Interest receivable -- investments in debt securities	1,115,302	837,336
Interest receivable -- employees	107,187	112,960
Due from custodian	14,472,037	1,203,079
Due from affiliate	—	109,639
Deferred financing costs	166,912	350,737
Prepaid assets	155,540	191,676
Other assets	114,220	127,220

TOTAL ASSETS	$213,753,998	$215,333,727

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Accounts payable	$155,872	$105,921
Fees due to affiliate	167,243	113,511
Borrowings under lines of credit	59,100,000	40,743,547
Accrued expenses and deferred liabilities	189,573	798,096
Repurchase agreement	—	21,345,997

Total Liabilities	$59,612,688	$63,107,072

STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized and 11,298,510 and 11,278,510 shares issued and outstanding, respectively	$11,299	$11,279
Capital in excess of par value	164,498,128	164,294,781
Notes receivable for sale of stock to employees	(8,816,389)	(9,432,678)
Net unrealized depreciation on investments	(2,652,189)	(2,743,066)
Unrealized depreciation on derivative	(223,222)	(214,259)
Distributions less than net investment income	1,323,683	310,598

Total Stockholders’ Equity	$154,141,310	$152,226,655

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$213,753,998	$215,333,727

GLADSTONE CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2005 (Unaudited)

Company (1)	Industry	Investment (2)	Cost	Fair Value

Advanced Homecare Management, Inc.	Home health nursing services	SeniorSubordinated Term Debt (7) (11.9% , Due 12/2010)	$7,500,000	$7,509,375

Allied Extruders, Inc.	Polyethylene film manufacturer	Senior Term Debt (3) (12.3%, Due 7/2009)	4,000,000	4,005,000

ARI Holdings, Inc.	Manufacturing -- auto parts	Senior Term Debt (8) (9.8%, Due 2/2008)	3,920,000	3,920,000

Badanco Acquisition Corp.	Manufacturing -- luggage	Senior Term Debt (8) (8.2%, Due 2/2010)	7,350,000	7,350,000
		Senior Term Debt (8) (11.8%, Due 2/2010)	8,650,000	8,650,000

Benetech, Inc.	Dust management systems for the coal and electric utility industries	Senior Term Debt (6) (8.5%, Due 5/2009)	3,006,250	3,021,281
		Senior Term Debt (3) (6) (11.5%, Due 5/2009)	3,250,000	3,282,500

Consolidated Bedding, Inc.	Manufacturing -- mattresses	Senior Subordinated Term Debt (8) (12.0%, Due 3/2009)	3,001,835	3,001,835

Coyne International Enterprises	Industrial services	Senior Term Debt (3) (5) (6) (13.0%, PIK 2%, Due 7/2007)	8,517,337	8,474,750

Finn Corporation	Manufacturing -- landscape equipment	Senior Subordinated Term Debt (6) (13.0%, Due 2/2006)	10,500,000	7,402,500
		Common Stock Warrants	37,000	599,176

Gammill, Inc.	Designer and assembler of quilting machines and accessories	Senior Term Debt (6) (9.5%, Due 12/2008)	3,962,292	3,962,292
		Senior Term Debt (3)(6) (12.0%, Due 12/2008)	4,720,313	4,690,811

Global Materials Technologies, Inc.	Manufacturing -- steel wool products and metal fibers	Senior Term Debt (3) (6) (13.0%, Due 11/2009)	5,500,000	5,513,750

John Henry Holdings, Inc.	Manufacturing -- packaging products	Senior Subordinated Term Debt (7) (9.9%, Due 6/2011)	5,473,565	5,418,829

Maidenform, Inc.	Intimate apparel	Senior Subordinated Term Debt (6) (10.2%, Due 5/2011)	10,003,304	10,150,000

Marcal Paper Mills, Inc.	Manufacturing -- paper products	Senior Subordinated Term Debt (6) (13.0%, Due 12/2006)	6,625,000	6,376,563
		First Mortgage Loan (5) (16%, PIK 1%, Due 12/2006)	9,301,053	9,301,053

MedAssets, Inc.	Pharmaceuticals and healthcare GPO	Senior Term Debt (6) (7.6%, Due 3/2007)	1,391,451	1,393,160
		Senior Subordinated Term Debt (6) (12.9%, Due 3/2008)	6,502,813	6,573,125

Mistras Holdings Corp.	Nondestructive testing instruments, systems and services	Senior Term Debt (3) (6) (10.5%, Due 8/2008)	9,666,666	9,497,499
		Senior Term Debt (3) (6) (12.5%, Due 8/2008)	4,833,334	4,742,709
		Senior Term Debt (3) (6) (13.5%, Due 8/2008)	1,000,000	986,750

Polar Corporation	Manufacturing -- trailer parts	Senior Subordinated Term Debt (6) (9.5%, Due 6/2010)	5,556,627	5,639,976

Regency Gas Services LLC	Midstream gas gathering and processing	Senior Subordinated Term Debt (7) (8.8%, Due 12/2010)	3,023,453	3,075,000

Santana Plastics	Manufacturing -- polyethylene bathroom partitions	Senior Term Debt (6) (10.5%, Due 11/2009)	6,000,000	6,007,500
		Senior Term Debt (6) (13.0%, Due 11/2009)	1,950,000	1,952,438

SCPH Holdings, Inc. Sea Con Phoenix, Inc.	Manufacturing -- underwater and harsh environment components	Credit Facility (9) (8.0%, Due 3/2006)	—	—
Phoenix Optix, Inc.		Senior Term Debt (8) (8.5%, Due 2/2010)	3,412,500	3,412,500
		Senior Term Debt (8) (12.0%, Due 2/2010)	3,000,000	3,000,000

Tech Lighting LLC	Manufacturing -- low voltage lighting systems	Senior Subordinated Term Debt (6) (9.3%, Due 10/2010)	9,013,681	9,033,750

Woven Electronics Corporation	Custom electrical cable assemblies	Senior Term Debt (3) (6) (7.7%, Due 3/2009)	2,474,000	2,486,370
		Senior Term Debt (4) (6) (11.5%, Due 3/2009)	11,958,333	12,018,125

Xspedius Communications LLC	Service -- telecommunications	Senior Subordinated Term Debt (8) (9.6%, Due 3/2010)	6,000,000	6,000,000

Total:			$181,100,807	$178,448,617

(1) We do not “Control,” and are not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  In general, under the 1940 Act, we would “Control” a portfolio company if we owned 25% or more of its voting securities and would be an “Affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2) Percentage represents interest rates in effect at March 31, 2005 and due date represents the contractual maturity date.

(3) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5) Has some paid in kind (PIK) interest.  Refer to Note 7 “Payment in Kind Interest” of the Company’s Form 10-Q for the quarter ended March 31, 2005 and Note 2 “Summary of Significant Accounting Policies” of the Company’s Form 10-K for the fiscal year ended September 30, 2004.

(6) Fair value was based on valuation prepared and provided by Standard & Poor’s Loan Evaluation Services.

(7) Marketable securities are valued based on the bid price, as of March 28, 2005, from the respective originating syndication agent’s trading desk.

(8) Investment was valued at cost due to recent acquisition.

(9) Availability under the credit facility totals $500,000. There were no borrowings outstanding at March 31, 2005.

GLADSTONE CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2004 (Unaudited)

Company (1)	Industry	Investment (2)	Cost	Fair Value

A and G, Inc.	Activewear products	Senior Term Debt (3) (6)	$12,250,000	$12,250,000
(d/b/a Alstyle)		(11.0%, Due 6/2008)

Allied Extruders, Inc.	Polyethylene film manufacturer	Senior Term Debt (3)	4,000,000	4,000,000
		(12.3%, Due 7/2009)

America’s Water Heater Rentals	Household appliances rental	Senior Term Debt (4) (6) (8)	12,000,000	12,840,000
		(12.5%, Due 2/2009)

ARI Holdings, Inc.	Manufacturing--auto parts	Senior Term Debt (6)	1,190,141	1,188,653
		(9.75%, Due 6/2008)
		Senior Subordinated Term Debt (5) (6)	3,657,164	3,634,306
		(11%, PIK 4%, Due 12/2008)

Bear Creek Corporation	Premium horticultural and food	Senior Subordinated Term Debt (7)	6,000,000	6,090,000
	products	(9.1%, Due 6/2010)

Benetech, Inc.	Dust management systems for the	Senior Term Debt (6)	3,168,750	3,160,828
	coal and electric utility industries	(8.5%, Due 5/2009)
		Senior Term Debt (3) (6)	3,250,000	3,241,875
		(11.5%, Due 5/2009)

Burt’s Bees, Inc.	Personal & household products	Senior Term Debt (7)	975,000	987,188
		(5.4%, Due 11/2009)

Coyne International	Industrial services	Senior Term Debt (3) (5) (6)	15,700,625	15,308,110
Enterprises		(13.0%, PIK 2%, Due 7/2007)

Finn Corporation	Manufacturing-landscape equipment	Senior Subordinated Term Debt (6)	10,500,000	7,612,500
		(13.0%, Due 2/2006)
		Common Stock Warrants	37,000	474,984

Gammill, Inc.	Designer and assembler of quilting	Senior Term Debt (6)	4,708,013	4,731,553
	machines and accessories	(9.5%, Due 12/2008)
		Senior Term Debt (3) (6)	4,750,000	4,767,813
		(12.0%, Due 12/2008)

Inca Metal Products	Material handling and storage	Senior Term Debt (3) (6)	2,387,548	2,136,855
Corporation	products	(4.6%, Due 9/2006)
Kingway Acquisition, Inc.
Clymer Acquisition, Inc.

Maidenform, Inc.	Intimate apparel	Senior Subordinated Term Debt (7)	10,003,571	10,175,000
		(9.4%, Due 5/2011)

Marcal Paper Mills, Inc.	Manufacturing-paper products	Senior Subordinated Term Debt (6)	6,800,000	6,188,000
		(13.0%, Due 12/2006)
		First Mortgage Loan (5)	9,254,715	9,254,715
		(16%, Due 12/2006)

MedAssets, Inc.	Pharmaceuticals and healthcare GPO	Senior Term Debt (7)	1,815,497	1,806,887
		(5.9%, Due 3/2007)
		Senior Subordinated Term Debt (7)	6,503,282	6,500,000
		(11.2%, Due 3/2008)

Mistras Holdings Corp.	Nondestructive testing	Senior Term Debt (3) (6)	9,833,333	9,759,583
	instruments, systems	(10.5%, Due 8/2008)
	and services	Senior Term Debt (3) (6)	4,916,667	4,867,500
		(12.5%, Due 8/2008)
		Senior Term Debt (3) (6)	1,000,000	1,000,000
		(13.5%, Due 8/2008)

Woven Electronics	Custom electrical cable assemblies	Senior Term Debt (3) (6)	2,488,000	2,484,890
Corporation		(6.5%, Due 3/2009)
		Senior Term Debt (4) (6)	12,000,000	11,985,000
		(11.5%, Due 3/2009)

Total:			$149,189,306	$146,446,240

(1)  We do not "Control," and are not an "Affiliate" of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act").  In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

(2) Percentage represents interest rates in effect at September 30, 2004 and due date represents the contractual maturity date.

(3) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5) Has some paid in kind (PIK) interest.  Refer to Note 7 "Payment in Kind Interest" of the Company's Form 10-Q for the quarter ended March 31, 2005 and Note 2 "Summary of Significant Accounting Policies" of the Company's Form 10-K for the fiscal year ended September 30, 2004.

(6) Fair value was based on valuation prepared and provided by Standard & Poor's Loan Evaluation Services.

(7) Marketable securities are valued based on the bid price, as of September 30, 2004, from the respective originating syndication agent's trading desk

(8) Includes a success fee with a fair value of $660,000 and no cost basis.

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Three Months Ended March 31,

	2005	2004

INVESTMENT INCOME
Interest income -- investments	$5,198,180	$3,878,817
Interest income --cash and cash equivalents	5,130	17,334
Interest income -- notes receivable from employees	113,599	109,538
Fee income	—	356,231
Other income	569,620	6,000

Total investment income	5,886,529	4,367,920

EXPENSES
Loan servicing	585,542	—
Management fee	390,007	—
Professional fees	156,383	271,075
Amortization of deferred financing costs	91,912	69,881
Interest	439,521	101,952
Stockholder related costs	104,541	67,320
Directors fees	24,000	32,877
Insurance	43,890	63,274
Salaries and benefits	—	419,769
Rent	—	33,964
General and administrative	69,475	181,183

Expenses before credit from Gladstone Management	1,905,271	1,241,295

Credit to management fee for fees collected by Gladstone Management	(450,000)	—

Total expenses net of credit to management fee	1,455,271	1,241,295

NET INVESTMENT INCOME BEFORE INCOME TAXES	4,431,258	3,126,625

Income tax expense	—	—

NET INVESTMENT INCOME	4,431,258	3,126,625

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of investment	20,000	12,500
Unrealized appreciation (depreciation) on derivative	15,848	(5,067)
Net unrealized depreciation on investments	(191,728)	(305,475)

Net realized and unrealized loss on investments	(155,880)	(298,042)
NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$4,275,378	$2,828,583

NET INCREASE IN STOCKHOLDERS’ EQUITY
RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$0.38	$0.28

Diluted	$0.37	$0.27

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	11,288,833	10,087,615
Diluted	11,620,603	10,375,281

GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Six Months Ended March 31,

	2005	2004

INVESTMENT INCOME
Interest income - investments	$10,905,523	$7,418,513
Interest income - cash and cash equivalents	21,470	65,955
Interest income - notes receivable from employees	228,317	218,170
Fee income	—	611,231
Other income	809,620	22,000

Total investment income	11,964,930	8,335,869

EXPENSES
Loan servicing	1,116,494	—
Management fee	717,309	—
Professional fees	395,105	423,846
Amortization of deferred financing costs	183,824	153,432
Interest	611,251	180,152
Stockholder related costs	176,310	119,980
Directors fees	51,000	57,210
Insurance	90,162	137,285
Salaries and benefits	—	810,476
Rent	—	71,724
General and administrative	112,635	316,503

Expenses before credit from Gladstone Management	3,454,090	2,270,608

Credit to management fee for fees collected by Gladstone Management	(736,500)	—

Total expenses net of credit to management fee	2,717,590	2,270,608

NET INVESTMENT INCOME BEFORE INCOME TAXES	9,247,340	6,065,261

Income tax expense	138,678	—

NET INVESTMENT INCOME	9,108,662	6,065,261

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of investment	29,750	12,500
Unrealized depreciation on derivative	(8,963)	(5,067)
Net unrealized appreciation (depreciation) on investments	90,877	(1,863,037)

Net realized and unrealized gain (loss) on investments	111,664	(1,855,604)
NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$9,220,326	$4,209,657

NET INCREASE IN STOCKHOLDERS’ EQUITY
RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$0.82	$0.42

Diluted	$0.79	$0.41

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	11,283,671	10,084,729
Diluted	11,614,219	10,354,405

GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(UNAUDITED)

	Three Months Ended March 31,

	2005	2004

Per Share Data (1)
Net asset value at beginning of period	$13.58	$12.79

Income from investment operations:
Net investment income (2)	0.39	0.31
Realized gain on sale of investment (2)	—	—
Net unrealized gain/(loss) on investments (2)	(0.02)	(0.03)
Net unrealized (loss) on derivatives (2)	—	—

Total from investment operations	0.37	0.28

Less distributions:
Distributions from net investment income	(0.36)	(0.33)

Total distributions	(0.36)	(0.33)

Issuance of common stock under stock option plan	0.01	(0.03)
Repayment of principal on notes receivable	0.06	—
Dilutive effect of share issuance	(0.02)	—

Net asset value at end of period	$13.64	$12.71

Per share market value at beginning of period	$23.70	$22.35
Per share market value at end of period	21.22	22.41
Total Return (3)(4)	(9.07)%	1.76%
Shares outstanding at end of period	11,298,510	10,105,178
Ratios/Supplemental Data
Net assets at end of period	$154,141,310	$128,415,109
Average net assets	$152,288,314	$127,521,641
Ratio of expenses to average net assets - annualized (5)	5.00%	3.87%
Ratio of net expenses to average net assets - annualized (6)	3.82%	3.87%
Ratio of net investment income to average net assets - annualized	11.64%	9.68%

	Six Months Ended March 31,

	2005	2004

Per Share Data (1)
Net asset value at beginning of period	$13.50	$12.97
Income from investment operations:
Net investment income (2)	0.81	0.60
Realized gain on sale of investment (2)	—	—
Net unrealized gain/(loss) on investments (2)	0.01	(0.18)
Net unrealized (loss) on derivatives (2)	—	—

Total from investment operations	0.82	0.42

Less distributions:
Distributions from net investment income	(0.72)	(0.66)

Total distributions	(0.72)	(0.66)

Offering costs	(0.01)	—
Issuance of common stock under stock option plan	0.01	(0.03)
Repayment of principal on notes receivable	0.07	0.01
Dilutive effect of share issuance	(0.03)	—
Net asset value at end of period	$13.64	$12.71
Per share market value at beginning of period	$22.71	$19.45
Per share market value at end of period	21.22	22.41
Total Return (3)(4)	(3.66)%	18.76%
Shares outstanding at end of period	11,298,510	10,105,178
Ratios/Supplemental Data
Net assets at end of period	$154,141,310	$128,415,109
Average net assets	$151,859,115	$128,261,840
Ratio of expenses to average net assets -- annualized (5)	4.73%	3.55%
Ratio of net expenses to average net assets — annualized (6)	3.76%	3.55%
Ratio of net investment income to average net assets — annualized	12.00%	9.45%

(1)	Basic per share data.
(2)	Based on weighted average basic per share data.
(3)

Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(4)	Amounts were not annualized.
(5)	Ratio of expenses to average net assets is computed using expenses before credit from Gladstone Management and income tax expense.
(6)	Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee and income tax expense.

SOURCE  Gladstone Capital Corporation
     -0-                         05/09/2005
     /CONTACT:  Harry Brill, CFO of Gladstone Capital Corporation,
+1-703-287-5850/
     /Web site:  http://www.gladstonecapital.com /